THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SEPARATE ACCOUNT A

Supplement Dated October 28, 2021

to the Prospectus of

Fixed and Variable Deferred Annuity Contracts

Portfolio Director® Freedom Advisor dated May 3, 2021

This Supplement updates certain information in the Fee Tables section of the Prospectus. The Underlying Mutual Fund Expenses table, found on page 4 of the prospectus, and the corresponding footnotes and Examples are deleted and replaced with the information below, reflecting changes in Mutual Fund expenses.

Underlying Mutual Fund Expenses

The next table shows the minimum and maximum total operating expenses charged by the Mutual Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Mutual Fund’s fees and expenses is contained in the prospectus for each Mutual Fund.

Total Annual Mutual Fund Operating Expenses	Minimum	Maximum
(Expenses that are deducted from the assets of a Mutual Fund, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.32%(6)	1.03%(7)

(6) The Mutual Fund with the lowest total annual fund operating expenses is the VCI Stock Index Fund.

(7) The Mutual Fund with the highest total annual fund operating expenses is the VC I International Growth Fund.

Examples

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses and the Variable Account Option fees and expenses. Each example assumes that you invest a single Purchase Payment of $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. Neither example includes the effect of premium taxes upon annuitization, which, if reflected, would result in higher costs. Your actual costs may be higher or lower than the examples below.

The first example assumes you invest in the Variable Account Option with the maximum total fund expenses (1.03%) and Separate Account Charges (0.60%) for total combined expenses of 1.63% (VC I International Growth Fund) whether or not you surrender or annuitize your Contract at the end of the period.

1 Year	3 Years	5 Years	10 Years
$166	$514	$888	$1,938

The second example assumes you invest in the Variable Account Option with the minimum total fund expenses (0.32%) and associated Separate Account Charges (0.60%) for total combined expenses of 0.92% (VC I Stock Index Fund) whether or not you surrender or annuitize your Contract at the end of the period.

1 Year	3 Years	5 Years	10 Years
$94	$294	$510	$1,136

Note: These examples should not be considered representative of past or future expenses for any Variable Account Option or for any Mutual Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance. These examples do not include advisory fees you may pay pursuant to an Advisory Program, which fees are not Contract fees but are separate fees payable to your Investment Adviser.

Please keep this Supplement with your Prospectus.